Exhibit 10.2

GUARANTY

This GUARANTY (this “Guaranty”), dated as of June 22, 2011, made by BRT REALTY TRUST, a Massachusetts business trust (the “Company”), in favor of CAPITAL ONE, NATIONAL ASSOCIATION, acting as agent for itself and Lenders.  Capitalized terms not otherwise defined herein that are defined in the Loan Agreement referred to below shall, when used herein, have the meanings specified in the Loan Agreement.

PRELIMINARY STATEMENTS:

BRT RLOC LLC (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Capital One, National Association, as agent for Lenders (in such capacity, the “Agent”), BRT Realty Trust, as servicer, Capital One, National Association, as the custodian, and Company have entered into a Loan and Security Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders will make Loans to Borrower, from time to time, secured by certain assets of Borrower.

As one of the conditions to making Loans and other financial accommodations available to Borrower under the Loan Agreement, Lenders have required that Company guaranty the payment and performance of the obligations of Borrower to Agent and Lenders.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company hereby agrees as follows:

SECTION 1.                 Unconditional Undertaking; Enforcement.  (a)  Company hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of Agent and Lenders, in the event that Borrower shall fail in any manner whatsoever to pay, perform or observe any of the terms, covenants, conditions, agreements and undertakings to be paid, performed or observed by Borrower under the Loan Agreement or any other Transaction Document in accordance with the terms thereof (including, without limitation, all obligations of Borrower in respect of the payment of principal and interest on the Loans and any other amounts and indemnities thereunder) (all such terms, covenants, conditions, agreements and undertakings on the part of Borrower to be paid, performed or observed being collectively called the “Guaranteed Obligations”), when the same shall be required to be paid, performed or observed under the Loan Agreement or such other Transaction Document (subject to any applicable notice and/or grace period with respect to such Guaranteed Obligations set forth in the Loan Agreement or other Transaction Document), then Company shall guarantee and ensure that Borrower, Company or some other Person duly and punctually pays, performs and observes each Guaranteed Obligation.  It shall not be a condition to the accrual of the obligation of Company hereunder to guarantee and ensure the performance or observance of any of the Guaranteed Obligations that Agent shall have first made any request of or demand upon or given any notice to Company or any other person or have instituted any action or proceeding against Company or any other Person in respect thereof.  For the sake of clarity, it is expressly acknowledged that the Guaranteed Obligations include any recourse for non-payment or late payment of the Loans due solely to credit reasons with respect to the related Underlying Customer.

(b)           Agent may proceed to enforce the obligations of Borrower under this Section 1 after Borrower’s failure to perform such obligations in accordance with the terms of the Loan Agreement or such other Transaction Document without first pursuing or exhausting any right or remedy which Agent may have against Borrower or any other Person or with respect to any assets of Borrower or such Person.

SECTION 2.                 Obligation Absolute.  Company undertakes and agrees with and for the benefit of Agent and Lenders to ensure the performance of all Guaranteed Obligations strictly in accordance with the terms of the Loan Agreement and the other Transaction Documents. The obligations of Company under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Company to enforce this Guaranty, irrespective of whether any action is brought against Borrower or whether Borrower is joined in any such action or actions.  The obligations of Company under this Guaranty shall be absolute and unconditional irrespective of:

(i)            any lack of validity or enforceability, as against Borrower, of the Loan Agreement or any other Transaction Document;

(ii)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Loan Agreement or any other Transaction Document, including, without limitation, any increase in, or addition to, the Guaranteed Obligations;

(iii)          any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(iv)          any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of Borrower;

(v)           any change, restructuring or termination of the structure or existence of Borrower;

(vi)          the insolvency, bankruptcy or reorganization of Borrower, or any stay or discharge of any of the Guaranteed Obligations in connection therewith;

(vii)         the credit quality, non-payment or late payment of the Loans;

(viii)        Agent’s election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the “Bankruptcy Code”) of the application of Section 1111(b)(2) of the Bankruptcy Code;

(ix)           any borrowing or grant of a lien or security interest by Borrower or any guarantor of all or part of the Guaranteed Obligations, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

(x)            the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent’s or any Lender’s claims for repayment of the Guaranteed Obligations;

(xi)           Agent’s or any Lender’s inability to enforce the Guaranteed Obligations of Borrower as a result of the automatic stay provisions under Section 362 of the Bankruptcy Code; or

(xii)          any other circumstance which might otherwise constitute a defense available to, or a discharge of Borrower.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Agent upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

SECTION 3.                 Waivers.  Company hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Borrower or any other Person or any collateral.  Company consents and agrees that neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of any guarantor or against or in payment of any or all of the Guaranteed Obligations.

SECTION 4.                 Subrogation.  Company will not exercise any rights that it may acquire by reason of any payment or performance hereunder, whether by way of subrogation, reimbursement or otherwise until all Guaranteed Obligations have been paid in full in cash and any commitments to provide financing under the Transaction Documents has terminated.

SECTION 5.                 Financial Condition of Borrower.  Company hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers and other guarantors of all or any part of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof that diligent inquiry would reveal, and Company hereby agrees that neither Agent nor any Lender shall have any duty to advise Company or any other guarantor of information known to Agent or any Lender regarding such condition or any such circumstances.  Company hereby acknowledges familiarity with Borrower’s financial condition and that it has not relied on any statements by Agent or any Lender in obtaining such information.  In the event Agent or any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to Company or any other guarantor, neither Agent nor any Lender shall be under any obligation (i) to undertake any investigation with respect thereto, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Agent or such Lender wishes to maintain confidential or (iii) to make any other or future disclosures of such information, or any other information, to Company or any guarantor.

SECTION 6.                 Representations and Warranties.  Company hereby represents and warrants as follows:

(a)           Company is a business trust duly organized and in existence under the laws of the Commonwealth of Massachusetts.

(b)           The execution, delivery and performance by Company of this Guaranty are within Company’s limited liability company powers and have been duly authorized by all necessary corporate action and do not contravene (i) Company’s certificate of formation, declaration of trust or other constituent documents or (ii) any law or contractual restriction binding on or affecting Company.

(c)           No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Company of this Guaranty or any other document or instrument to be delivered in connection herewith.

(d)           This Guaranty is the legal, valid and binding obligation of Company enforceable against Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

(e)           To its knowledge there are no actions, suits or proceedings pending, or threatened in a writing received by Company, affecting Company or any subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the ability of Company to perform its obligations under this Guaranty, or which purports to affect the legality, validity or enforceability of this Guaranty.

(f)            There are no conditions precedent to the effectiveness of this Guaranty.

SECTION 7.                 Covenants.  Company agrees that, until the Collection Date, Company will, unless Agent shall otherwise consent in writing, perform and observe each covenant and undertaking applicable to it in the Loan Agreement.

SECTION 8.                 Amendments, etc.  No amendment or waiver of any provision of this Guaranty, and no consent to any departure by Company herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 9.                 Expenses.  Company will upon demand pay to Agent and Lenders the amount of any and all reasonable expenses, including reasonable attorneys’ fees and expenses, which they may incur in connection with the exercise or enforcement of any of their respective rights or interests hereunder.

SECTION 10.               Addresses for Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address (including, without limitation, an electronic mail address) as shall be designated by such party in a written notice to the other parties hereto.  All such notices and communications shall be effective, upon receipt, or in the case of (i) notice by mail, five (5) days after being deposited in the United States mails, first class postage prepaid, or (ii) notice by facsimile copy, when verbal communication of receipt is obtained.

SECTION 11.               No Waiver; Remedies.  No failure on the part of Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 12.               Continuing Agreement.  This Guaranty is a continuing agreement and shall (i) remain in full force and effect until the later of (x) the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and (y) one year and a day after the Collection Date, (ii) be binding upon Company, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Agent, Lenders and their respective successors, transferees and assigns; provided, however, that Company may not assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of Agent and any such attempt shall be null and void.

SECTION 13.               GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.  (a) THIS GUARANTY, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

(a)           EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK, NASSAU COUNTY OR SUFFOLK COUNTY AND THE UNITED STATES DISTRICT COURT SITTING THEREIN FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY OR ITS RESPECTIVE PROPERTIES IN THE COURTS OF OTHER JURISDICTIONS.

(b)           EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE DELIVERED IN CONNECTION

HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY TRIAL.

(continued on following page)

IN WITNESS WHEREOF, Company has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

BRT REALTY TRUST

By:	/s/ Mark H. Lundy
	Name:	Mark H. Lundy
	Title:	Senior Vice President

60 Cutter Mill Road
Great Neck, N.Y. 11021
Attention: David Kalish
Facsimile No.: (516) 466-3132

Accepted as of the date hereof:

CAPITAL ONE, NATIONAL ASSOCIATION, as Agent

By:	/s/ Paul Kesicki
	Name:	Paul Kesicki
	Title:	Vice President

275 Broadhollow Road

Melville, New York 11747

Facsimile No.: (631) 531-2798

Telephone No.: (631) 531-2172

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GUARANTY